                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14a6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a11(c) or Section 240.14a12

                                 MEDIAPLEX, INC.
                                 ---------------
                (Name of Registrant as Specified In Its Charter)
               Payment of Filing Fee (Check the appropriate box):
[ ]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a6(i)(1) and 011.
     (1)       Title of each class of securities to which transaction applies:
               N/A

     (2)       Aggregate number of securities to which transaction applies:
               N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               N/A

     (4)       Proposed maximum aggregate value of transaction:
               N/A
     (5)       Total fee paid:
               N/A

[ ]   Fee paid previously with preliminary materials.
[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)       Amount Previously Paid:
                $10.555.00

      (2)       Form, Schedule or Registration Statement No.:
                333-65562
      (3)       Filing Party:
                ValueClick, Inc.
      (4)       Date Filed:
                July 20, 2001

                             [Mediaplex, Inc. logo]


                                 -TIME IS SHORT-
                         PLEASE VOTE YOUR SHARES TODAY!

                                                                 October 4, 2001
Dear Stockholder:

Your vote has not been received for the special meeting of stockholders to be held at 177 Steuart Street, Suite 600, San Francisco, California, on October 19, 2001 at 10:00 local time. Please take a moment right now to ensure that your shares are represented at this important meeting.

At the meeting you will be asked to approve the adoption of the Agreement and Plan of Merger, dated as of July 1, 2001, by and among ValueClick, Inc., Mars Acquisition Corp. and Mediaplex, Inc. The merger proposal requires the approval of a majority of the shares outstanding as of the meeting record date.

Because the meeting will be held on October 19, 2001, your prompt action is required. If we do not receive a majority of the outstanding shares voting in favor of the merger proposal at the time the meeting is convened, it is our desire to adjourn the meeting until we attain the required vote. For this reason, we have added a proposal that was included in the joint proxy statement/prospectus but was inadvertently omitted from the proxy card that was previously sent to you, seeking your approval to allow us to adjourn the meeting if necessary.

Your Board of Directors believes the merger is advisable and in the best interests of Mediaplex's stockholders, and has unanimously voted to approve the merger agreement and unanimously recommends that Mediaplex's stockholders vote FOR the adoption of the merger agreement.

Please vote by Telephone or Internet today. Remember - every share and every vote counts. You may also sign, date and mail your proxy card in the envelope provided. If you have any questions, please call MacKenzie Partners, Inc. at
(800) 322-2885.

Thank you in advance for voting promptly.

Sincerely,

/s/ Gregory R. Raifman

Gregory R. Raifman
Chairman of the Board

                                      PROXY

        Special Meeting of Mediaplex, Inc. Stockholders, October 19, 2001

         This Proxy is Solicited on Behalf of the Board of Directors of
                                 Mediaplex, Inc.

     The undersigned hereby appoints Tom A. Vadnais and Scott Barlow, and each of them, proxies with full power of substitution, for and in the name of the undersigned to vote all shares of common stock, par value $0.0001 per share, of Mediaplex, Inc., a Delaware corporation, that the undersigned would be entitled to vote at the Special Meeting of Stockholders of Mediaplex to be held on October 19, 2001, 10:00 a.m. local time, at 177 Steuart Street, Suite 600, San Francisco, California, or at any and all adjournments and postponements thereof, upon the matters set forth in the Notice of the Special Meeting as stated hereon, hereby revoking any proxy heretofore given.

The undersigned acknowledges receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus.

 . FOLD AND DETACH HERE .

                                                             Please mark     |X|
                                                             your votes as
                                                             indicated in
                                                             this example



                                                                                                 FOR         AGAINST      ABSTAIN

1.    Adoption of the Agreement and Plan of Merger, dated as of July 1, 2001, by and among       [ ]           [ ]          [ ]
        ValueClick, Inc., Mars Acquisition Corp. and Mediaplex, Inc.
2.    To permit Mediaplex's board of directors or its chairman, in their discretion, to          [ ]           [ ]          [ ]
        adjourn or postpone the special meeting if necessary for further solicitation of proxies if there are not sufficient votes at the originally scheduled time of the meeting to adopt the merger agreement.

                    The Board of Directors recommends a vote IN FAVOR OF the above-listed proposal.

                    THIS PROXY WILL BE VOTED IN FAVOR OF THE ABOVE-LISTED PROPOSAL IF NO SPECIFICATION IS MADE.

                    Please sign exactly as the name appears hereon. Joint owners should each sign.

                    When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                    Date:

                    Signature

                    Date:

                    Signature

 . FOLD AND DETACH HERE .

                                                              ATTN: SHAREHOLDERS
                             Two easy ways to vote
--------------------------------------------------------------------------------

Vote by Telephone                                               [TELEPHONE LOGO]


It's fast, convenient and your vote is immediately confirmed and posted.

                        Call the Toll-Free 1-800 number
                          listed on the enclosed voting
                                instruction form

                            Follow the 4 easy steps:

1.   Read the accompanying Letter and Voting Instruction Form.
2.   Call the toll-free phone number.
3. Enter your 12-digit control number located in the gray shaded box on the right side of your Voting Instruction Form.
4.   Follow the simple instructions.


                             Make Your Vote Count!

--------------------------------------------------------------------------------

Vote by Internet                                              [LOGO OF COMPUTER]



It's fast, convenient and your vote is immediately confirmed and posted.

You will also have the option to register to receive future materials via the Internet, when available.

                                WWW.PROXYVOTE.COM

                            Follow the 4 easy steps:

1.   Read the accompanying Letter and Voting Instruction Form.
2.   Go to website www.proxyvote.com.
3. Enter your 12-digit control number located in the gray shaded box on the right side of your Voting Instruction Form.
4.   Follow the simple instructions.



                             Make Your Vote Count!

--------------------------------------------------------------------------------

                                 And Remember...
    Your vote by telephone or internet will help your company save money!!!
      Do not return your Voting Form if you voted by Telephone or Internet.